EXHIBIT 23.2

[LETTERHEAD OF JONES DAY]

January 31, 2007

     We hereby consent to the reference to our firm under the caption “Legal Opinion” in Post-Effective Amendment No. 13 to the Registration Statement of the Nasdaq-100 Trust (SM), Series 1.

/s/ JONES DAY